REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 13, 2001, is entered into by and between DATA SYSTEMS & SOFTWARE INC., a Delaware corporation (the "Company"), and each of the stockholders listed on Exhibit A attached hereto (each a "Stockholder" and, collectively, the "Stockholders").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Share Purchase Agreement, dated as of November 29, 2001, by and among the Company, Decision Systems Israel Ltd., Endan IT Solutions Ltd., Jacob Neuwirth (Noy), Neuwirth Investment Ltd., and the Stockholders (the "Purchase Agreement"), the Company has agreed to issue to each of the Stockholders the number of DSSI Shares set forth opposite such Stockholder's name on Exhibit A attached hereto; and

     WHEREAS, to induce each of the Stockholders to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholders hereby agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

     2. Restrictions on Transfer.

     2.1. Except as provided in Section 2.3 hereof, commencing on the Closing Date and ending on the sixth month anniversary thereof (the "Lock Up Period"), no Stockholder shall, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (each a "Transfer") any of such Stockholder's DSSI Shares in any public sale. The foregoing restriction on Transfer during the Lock Up Period shall apply notwithstanding the registration of the DSSI Shares by the Company pursuant to Section 3 of this Agreement.

     2.2. Except as provided in Section 2.3 hereof, commencing on the day immediately after the Lock Up Period and ending on the ninth month anniversary of the Closing Date, no Stockholder shall Transfer in a public sale more than 50% of the DSSI Shares received by such Stockholder at the Closing (which shall include public sales of DSSI Shares by any transferee of such Stockholder), except with the prior written consent of the Chairman of the Board of the Company. After the ninth month anniversary of the Closing Date, each Stockholder may Transfer his or its DSSI Shares in public sales without any limitation or restriction other than as provided under the Act and Other Securities Laws (as defined below).

     2.3. Each Stockholder may at any time, and from time to time, Transfer his or its DSSI Shares in a non-public transaction exempt from registration under the Act and Other Securities Laws (as defined below), without the restrictions set forth in Sections 2.1 and 2.2 of this Agreement, provided the following conditions are met: (a) prior to such Transfer counsel for the Stockholder shall have furnished the Company with an opinion, reasonably acceptable to the Company, that an exemption is available under the Act and any applicable securities laws of any U.S. state, Israel and/or any other country (the "Other Securities Laws"), (b) such Transfer is made in compliance with such exemption from registration and (c) the Stockholder shall have provided the Company with a copy of the executed agreements for such Transfer. After the Lock Up Period, the Company shall provide any reasonable assistance requested in writing by a Stockholder to facilitate any sale of DSSI Shares permitted under this Section 2.3.

     2.4. Any purported Transfer of DSSI Shares by any Stockholder or any transferee of any Stockholder that violates any provision of this Agreement will be invalid, and the Company and its transfer agent will be under no obligation to record any such Transfer on the books of the Company. Until the ninth month anniversary of the Closing Date, the Company will maintain instructions with its transfer agents regarding the restrictions on Transfer as set forth in Section 2 of this Agreement.

     2.5. The restrictions on the number of DSSI Shares that a Stockholder may Transfer under this Section 2 shall include any Transfer of the DSSI Shares held by a transferee of such Stockholder.

     3. Registration.

     3.1. As soon as practicable, but in any event no later than 30 days after the Closing, the Company shall file a registration statement on a Form S-3 under the Act with respect to all DSSI Shares held by each of the Stockholders (collectively, the "Registerable Shares"), and the Company shall use its best efforts to cause such registration statement to become effective within 120 days following the Closing, all at its sole cost and expense. Each of the Stockholders undertakes in connection therewith to provide in a timely manner all such information and materials pertaining to it as may be required in order to permit the Company to comply with all applicable requirements of the Securities and Exchange Commission ("SEC") and to obtain the acceleration of the effective date of the registration statement. In connection with such registration, the Company shall:

(a) use its best efforts to keep the registration statement effective until the earlier of (i) when all of the Stockholders have sold their respective Registerable Shares or (ii) when the Registerable Shares may be sold by the Stockholders (or the respective transferees) under Rule 144(k) of the Act;

(b) as expeditiously as possible furnish to each of the Stockholders such reasonable numbers of copies of the prospectus contained in the registration statement covering the Registerable Shares as any such Stockholder may reasonably request in order to facilitate the public sale or other Transfer of the Registerable Shares;


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

(c) as expeditiously as possible use its best efforts to register or qualify the Registerable Shares under the securities or Blue Sky laws of such U.S. states as the undersigned shall reasonably request, provided, however, that the Company shall not be required in connection with this paragraph (c) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction or register or qualify the Registerable Shares in any country other than the United States;

(d) cause all such Registerable Shares registered pursuant hereto to be listed on each securities exchange on which the Common Stock is then listed; and

(e) pay all costs and expenses incident to registration, filings or qualifications pursuant to this Agreement, such as registration, listing, and qualification fees, printing and accounting fees, and the fees and disbursements of counsel to the Company and the reasonable legal fees and expenses (not to exceed $3,500) of one counsel designated by the Stockholders;

     3.2. Each of the Stockholders shall pay any and all of their respective underwriters' discounts, brokerage fees and transfer taxes incident to the sale of the Registerable Shares sold by such Stockholder pursuant to this Agreement.

     4. Indemnification.

     4.1. Subject to Section 4.4, the Company shall indemnify and hold harmless each Stockholder, and each other person, if any, who controls a Stockholder within the meaning of the Act or the Securities Exchange Act of 1934 (the "Exchange Act") against any losses, claims, damages, or liabilities, joint or several (the "Losses"), to which such Stockholder, or controlling person may become subject under the Act, the Exchange Act or any state securities laws, or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registerable Shares were registered pursuant to this Agreement (the "Registration Statement"), any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable to a Stockholder in any such case to the extent that any such Loss arises out of or is based upon any untrue statement or omission made in the Registration Statement, preliminary prospectus, or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Stockholder or controlling person specifically for use in the preparation thereof.

     4.2. Subject to Section 4.4, each of the Stockholders, severally with respect to itself, shall indemnify and hold harmless the Company, and each other person, if any, who controls the Company within the meaning of the Act or the Exchange Act against any Losses to which the Company, or controlling person may become subject under the Act, the Exchange Act, state


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

securities laws, or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged any untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, to the extent that any such statement was made in reliance upon and in conformity with the information furnished to the Company, in writing, by or on behalf of such Stockholder or controlling person specifically for use in the preparation thereof, or (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading which omission was made in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Stockholder or controlling person specifically for use in the preparation thereof.

     4.3. If any action is brought against a person entitled to indemnification pursuant to this Section 4 (an "indemnified party") in respect of which indemnity may be sought against a person granting indemnification (an "indemnifying party") pursuant to such Section, such indemnified party shall promptly notify such indemnifying party in writing of the commencement thereof (provided the omission to so notify the indemnifying party of any such action shall not release the indemnifying party from any liability it may have to such indemnified party except to the extent such failure shall have actually and materially prejudiced the indemnifying party as a result thereof). In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party against which a claim is to be made will be entitled to participate in the defense thereof and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall reasonably conclude based upon advice of counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties (the "Separate Counsel Proviso"). Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by that indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the Separate Counsel Proviso (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or proceeding effected without its written consent.


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

     4.4. No claim may be made against an indemnifying party for indemnification by any indemnified party pursuant to this Section 4 unless the aggregate liability of the indemnifying party to the indemnified parties hereunder exceeds $75,000 ("Minimum Liability").

     5. Assignment of Registration Rights. The rights of a Stockholder pursuant to this Agreement shall be automatically assigned by any Stockholder to any transferee of all or any portion of the Registerable Shares held by such Stockholder if: (a) the Transfer of Registerable Shares to such transferee was made in accordance with Section 2.3 hereof, (b) such Stockholder provides a copy of the written agreement with the transferee within a reasonable time after such Transfer and (c) the transferee agrees in writing with the Company to be bound by all of the provisions contained in this Agreement, including, without limitation, the restrictions on Transfer set forth in Section 2 of this Agreement and the inclusion on Exhibit A hereto of such transferee's name and number of DSSI Shares owned thereby).

     6. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of all Registerable Shares which are not then saleable pursuant to Rule 144 within the coming 90 days. Any amendment or waiver made in accordance with this Section 6 shall be binding upon all the Stockholders, all transferees of each Stockholder and the Company.

     7. Legend. The Stockholders agree that all stock certificates evidencing DSSI Shares held by them or any of their respective transferees, in addition to any notice thereon required by the applicable law, shall bear conspicuously on the face or back thereof, a legend reading substantially as follows:

     "Until September 13, 2002, this certificate and the shares represented hereby are subject to restrictions on transfer, and may not be sold, assigned, transferred or otherwise disposed of, nor may a security interest be created herein or therein, except in accordance with the terms of a certain Registration Rights Agreement, dated as of December 13, 2001, by and among the Corporation and certain of its stockholders listed therein, a copy of which may be examined at the offices of the Corporation."

     8. Miscellaneous.

     8.1. Subject to the requirements of Section 6 of this Agreement, neither this agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, change, discharge or termination is sought to be enforced.

     8.2. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified airmail (postage prepaid, return receipt requested) or sent by internationally-recognized courier to each other party as set forth below or to such other address as the party to whom notice is to be given may have furnished to


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

the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of facsimile, on the date sent if confirmation of receipt is received and such notice is also promptly mailed by registered or certified airmail (return receipt requested) or by internationally-recognized courier, (c) in the case of a internationally-recognized courier, on the second business day after the date when sent and (d) in the case of mailing, on the fifth business day following that date on which the piece of mail containing such communication is posted:

                                if to the Company:

                                Data Systems & Software Inc.
                                200 Route 17
                                Mahwah, New Jersey 07430
                                United States
                                Attention: George Morgenstern
                                Facsimile:  201-529-3163

                                With a copy to:

                                Ehrenreich Eilenberg & Krause, LLP
                                11 East 40th Street, 17th Floor
                                New York, New York 10017
                                Attention: Sheldon Krause, Esq.
                                Facsimile:  212-986-2399

                                If to a Stockholder:

                                To the address set forth opposite
                                Such Stockholder's name on Exhibit A

     8.3. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such validity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     8.4. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     8.5. This agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in that State. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the County of New York, State of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     8.6. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     8.7. This agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.


[Signatures appear on next page]



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

     IN WITNESS WHEREOF, the undersigned has caused to be executed this agreement as of the date indicated and agrees to be bound by this agreement.



                                          DATA SYSTEMS AND SOFTWARE INC.
                                          By: s/Yacov Kaufman
                                              ----------------------------
                                          Name:
                                          Title:


                                          KARDAN COMMUNICATIONS LTD.


                                          By: s/Avraham Kurzweil
                                              ----------------------------
                                          Name:
                                          Title:

                                          By: s/Israel Frieder
                                              ----------------------------
                                          Name:
                                          Title:


                                          s/Yossi Avraham
                                          --------------------------------
                                          ADV. YOSSI AVRAHAM AS TRUSTEE
                                          FOR MEIR GIVON

                            EXHIBIT A - STOCKHOLDERS


--------------------------------------------------------------------------------

Name and Address of Stockholder                      Number of DSSI Shares Owned
--------------------------------------------------------------------------------
Kardan Communications Ltd.                           354,218
154 Petach Tikva Rd.Tel Aviv  64921, Israel
Facsimile: +972-3-691-3457

With a copy to:
Shem-tov, Ickovics, Engler & Co.
9 Montefiore St., Tel Aviv  65252, Israel
Attention: Jay Neustadter, Adv.
Facsimile: +972-3-5100898
--------------------------------------------------------------------------------
Adv. Yossi Avraham, as Trustee for Meir Givon        10,993
13 Admonit St., Zoran  42823, Israel
Facsimile: +972-9-8949442

--------------------------------------------------------------------------------


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